Exhibit 10.4(b)
                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This First Amendment to Credit Agreement ("Amendment") is made this 31st day of March, 1999, by and among Phoenix Color Corp. ("Phoenix"), a Delaware corporation, PCC Express, Inc. ("PCC"), a Delaware corporation, Phoenix (MD.) Realty, LCC ("Realty"), a Maryland limited liability company, and TechniGraphix, Inc. ("TechniGraphix"), a Maryland corporation (singly a "Borrower" and collectively, "Borrowers"), the lending institutions listed from time to time on Schedule A to the Credit Agreement (as defined below) (singly, a "Lender" and collectively, "Lender"), First Union National Bank, a national banking association, as issuer agent for Issuer and Lenders (in such capacity, "Agent").

Background

     A. Borrowers, Agent, Issuer, and Lenders are parties to a Credit Agreement dated September 15, 1998, as supplemented on February 12, 1999 (collectively, "Credit Agreement"), pursuant to which certain financing arrangements were established for the benefit of Borrowers. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

     B. Borrowers have requested that Agent, Issuer and Lenders modify, in certain respects, the Credit Agreement and Agent, Issuer and Lenders have agreed to make such modifications, all as more fully set forth herein and subject to the terms and conditions thereof.

         NOW, THEREFORE, with the foregoing Background incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Amendments to Credit Agreement.

          a. Definitional Amendment. Upon satisfaction of the Effectiveness Conditions (as defined below), the following definitions in the Credit Agreement are hereby amended and restated in its entirety and shall read as follows:

          Consolidated Capital Expenditures - For any period, the aggregate of all expenditures (including that portion of Capitalized Lease Obligations incurred during that period) made by Borrowers and their Subsidiaries during such period in respect of the purchase, construction or other acquisition of fixed or capital assets determined in accordance with GAAP; provided however, Consolidated Capital Expenditures shall not include the fair market value of any assets acquired by Borrower as a result of an acquisition or merger permitted by written consent of Lenders (it being understood that such consent may be withheld by Lenders in their sole and absolute discretion). For the purposes hereof, any deposits made by

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

     any Borrower or its Subsidiaries for the purpose of acquiring fixed or capital assets shall be deemed Consolidated Capital Expenditures.

          Consolidated EBITDA - For any period, Borrowers' Consolidated Net Income (or deficit) plus (a) Consolidated Interest Expense, (b)
     Consolidated Tax Expense, (c) Consolidated Depreciation Expense, (d) Consolidated Amortization Expense minus, (e) extraordinary gains and plus
     (f) extraordinary non-cash loses, all as determined in accordance with GAAP. In addition to the foregoing, for the measurement period in which an acquisition or merger by any Borrower occurs which is permitted by written consent of Lenders (it being understood that such consent may be withheld by Lenders in their sole and absolute discretion), and for the next succeeding three (3) measurement periods, Consolidated EBITDA shall be calculated by giving effect to such acquisition or merger as if it has occurred on the first day of the applicable measurement period.

          Consolidated Interest Expense - For any period, the aggregate, consolidated amount of interest expense required to be paid or accrued during such period on all Indebtedness of Borrowers outstanding during all or any part of such period, as determined in accordance with GAAP; provided however, for the period commencing January 1, 1999 through March 31, 1999, Consolidated Interest Expense shall not include the following one-time charges associated with the closing of the high yield bond transaction: (i) charges associated with a certain unamortized bridge loan fee in the amount of $1,140,000 and (ii) payment of breakage fees on a certain capitalized lease in the amount of $1, 168,000.

          b. Technical Amendment - Upon satisfaction of the Effectiveness Conditions, the following technical amendments to the Credit Agreement shall be effective:

               (i) The reference to subparagraph (d) contained in the fourth line of Section 6.3(e) of the Credit Agreement is hereby amended so that the reference is to subparagraph (e);

               (ii) The reference to Section 6.3 (d) contained in the fifth line of Section 6.7 of the Credit Agreement is hereby amended so that the reference is to Section 6.3(e).

               (iii) The reference to Section 6.7 contained in the second line of Section 6.8 of the Credit Agreement is hereby amended so that the reference is to Section 6.6.

          c. Financial Covenant Amendments - Upon satisfaction of the Effective Conditions, Section 5.8 of the Credit Agreement is hereby amended and restated in its entirety and shall read as follows:

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

          5.8 Financial Covenants: Borrowers shall maintain and comply with the following financial covenants:

          (a) Total Leverage Ratio: Borrowers shall have and maintain a Total Leverage Ration of not more than the following during the following periods (measured quarterly on a rolling four quarter basis):


            Period                          Maximum Ratio
            ------                          -------------

    1/1/99 through 3/31/99                      5.50:1
    4/1/99 through 6/30/99                      5.50:1
    7/1/99 through 9/30/99                      5.25:1
    0/1/99 through 12/31/99                     5.00:1
    1/1/00 through 3/31/00                      4.75:1
    4/1/00 through 6/30/00                      4.75:1
    7/1/00 through 9/30/00                      4.50:1
    10/1/00 through 12/31/00                    4.25:1
    1/1/01 through 3/31/01                      4.25:1
    4/1/01 through 6/30/01                      4.00:1
    7/1/01 through 9/30/01                      3.75:1
    10/1/01 through 12/31/01                    3.50:1
    1/1/02 through 3/31/02                      3.25:1
    4/1/02 and thereafter                       3.00:1


          (b) Interest Coverage Ratio: Borrowers shall have and maintain an Interest Coverage Ration of not less than the following during the following periods (measured quarterly on a rolling four quarter basis; provided that the measurement at March 31, 1999 shall be based on nine months):


          Period                         Minimum Ratio
          ------                         -------------

    1/1/99 through 3/31/99                  2.25:1
    4/1/99 through 6/30/99                  2.25:1
    7/1/99 through 9/30/99                  2.25:1
    10/1/99 through 12/31/99                2.25:1
    1/1/00 through 3/31/00                  2.25:1
    4/1/00 through 6/30/00                  2.25:1
    7/1/00 through 9/30/00                  2.25:1
    10/1/00 through 12/31/00                2.25:1
    1/1/01 through 3/31/01                  2.25:1
    4/1/01 through 6/30/01                  2.25:1
    7/1/01 through 9/30/01                  2.50:1
    10/1/01 through 12/31/01                2.50:1
    1/1/02 through 3/31/02                  2.50:1
    4/1/02 and thereafter                   2.50:1

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

          (c) Minimum Consolidated EBITDA: Borrowers shall have and maintain a Consolidated EBITDA of not less than the following during the Following periods (measured quarterly on a rolling four quarter basis):


            Period                         Minimum Amount
            ------                         --------------
    1/1/99 through 3/31/99                  $20,000,000
    4/1/99 through 6/30/99                  $21,000,000
    7/1/99 through 9/30/99                  $22,000,000
    10/1/99 through 12/31/99                $23,000,000
    1/1/00 through 3/31/00                  $24,000,000
    4/1/00 through 3/31/00                  $25,000,000
    7/1/00 through 6/30/00                  $26,000,000
    10/1/00 through 12/31/00                $27,000,000
    1/1/01 through 3/31/01                  $28,000,000
    4/1/01 through 6/30/01                  $29,000,000
    7/1/01 through 9/30/01                  $31,500,000
    10/1/01 through 12/31/01                $34,000,000
    1/1/02 through 3/31/02                  $35,000,000
    4/1/02 and thereafter                   $35,000,000

          (d) Consolidated Capital Expenditures: Borrowers shall not expend for Consolidated Capital Expenditures more than the following amounts during the following periods (measured quarterly on a rolling four quarter basis):

            Period                         Maximum Amount
            ------                         --------------
    1/1/99 through 3/31/99                  $55,000,000
    4/1/99 through 6/30/99                  $55,000,000
    7/1/99 through 9/30/99                  $40,000,000
    10/1/99 through 12/31/99                $35,000,000
    1/1/00 through 3/31/00                  $35,000,000
    4/1/00 through 6/30/00                  $25,000,000
    7/1/00 through 9/30/00                  $20,000,000
    10/1/00 through 12/31/00                $15,000,000
    1/1/01 through 3/31/01                  $15,000,000
    4/1/01 through 6/30/01                  $15,000,000
    7/1/01 through 9/30/01                  $15,000,000
    10/1/01 through 12/31/01                $15,000,000
    1/1/02 through 3/31/02                  $15,000,000
    4/1/02 and thereafter                   $15,000,000

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

     2. Effectiveness Conditions. This Amendment shall become effective upon the satisfactory completion, as determined by Agent in its discretion, of the following conditions ("Effectiveness Conditions") (all documents to be in form and substance satisfactory to Agent):

                    a. Execution of this Amendment

     3. Representations and Warranties. Each Borrower warrants and represents to Agent, Issuer and Lenders that:

                    a. Prior Representations.  As of this date of the Amendment, all warranties and representations set forth in the Credit Agreement and Loan Documents are true and correct in all material respects, both before and after giving effect to this Amendment.

                    b. No Default.  After giving  effect to this  Amendment,  no
               Default or Event of Default is outstanding or would exist after giving effect to this Amendment.

     4. Incorporation into Existing Loan Documents. The parties acknowledge and agree that this Amendment is incorporated into and made part of the Credit
Agreement and Loan Documents, the terms and provisions of which, unless expressly modified herein, are hereby ratified and confirmed and continue unchanged and in full force and effect. Any future reference to the Credit Agreement or Loan Documents shall mean the Credit Agreement or Loan Documents as amended hereby. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Loan Documents, the terms and provisions hereof shall control.

     5. Miscellaneous.

                    a. Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision thereof.

                    b. Other Instruments.  Each Borrower shall execute any other documents, instruments and writings, in form and substance satisfactory to Agent, as Agent may reasonably request, to carry out the intentions of the parties hereunder.

                    c. Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

                    d. Governing Law. The terms and conditions of this Amendment shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Pennsylvania without regard to its otherwise applicable principles of conflicts and laws.

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

                    e. Counterparts. This Amendment may be executed in counterpart all, of which counterparts taken together shall constitute one completed fully executed document. A photocopied or facsimile signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Amendment the day and year First above written.


First Union National Bank, as Agent,            Phoenix Color Corp.
Issuer, and Lender

By:  /s/ Margaret Byrne                         By:  /s/ Edward Lieberman
     --------------------------------              ----------------------------
Name:  Margaret Byrne                           Name:  Edward Lieberman
     --------------------------------              ----------------------------
Title: Vice President                           Title:  Chief Financial Officer
     --------------------------------              ----------------------------


                                                PCC Express, Inc.

                                                By:  /s/ Edward Lieberman
                                                   ----------------------------
                                                Name:  Edward Lieberman
                                                   ----------------------------
                                                Title:  Chief Financial Officer
                                                   ----------------------------


                                                Phoenix (MD.) Realty, LLC

                                                By:  /s/ Edward Lieberman
                                                   ----------------------------
                                                Name:  Edward Lieberman
                                                   ----------------------------
                                                Title:  Chief Financial Officer
                                                   ----------------------------


                                                TechniGraphix, Inc.
                                                By:  /s/ Edward Lieberman
                                                   ----------------------------
                                                Name:  Edward Lieberman
                                                   ----------------------------
                                                Title:  Chief Financial Officer
                                                   ----------------------------

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